JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Mid Cap Value Portfolio

(Class 1 Shares)

Supplement dated January 25, 2013

to the Summary Prospectus dated May 1, 2012

Effective as of the close of business on May 1, 2013, the JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) will be offered on a limited basis and will not be generally available to new purchasers. As of that date, existing variable annuity contracts and variable life insurance policies that offered the Portfolio as a funding vehicle can still purchase additional shares of the Portfolio (See the prospectus supplement dated January 25, 2013 for more information).

Effective immediately, the first paragraph of the summary prospectus is deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information, online at www.jpmorganfunds.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2012, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-JPMITMCVP-113